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                                                                    Exhibit 10.3

                             SUBSCRIPTION AGREEMENT

          THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made as of the date set forth on the signature page hereof between Nephros, Inc., a Delaware corporation (the "Company"), and the undersigned (the "Subscriber").

                              W I T N E S S E T H:

          WHEREAS, the Company desires to issue $5,500,000 of Series A Convertible Preferred Stock, par value $.001 per share, of the Company (the "Preferred Stock" and collectively with the common stock underlying the Preferred Stock hereinafter sometimes collectively referred to as the "Securities") in a private placement of the Company's securities (the "Offering");

          WHEREAS, the Subscriber desires to purchase that number of shares of Preferred Stock set forth on the signature page hereof on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I    SUBSCRIPTION FOR PREFERRED STOCK AND REPRESENTATIONS BY SUBSCRIBER

     1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of shares of Preferred Stock (the "Shares") as set forth upon the signature page hereof at a price equal to $1.25 per Share and the Company agrees to sell such Shares to the Subscriber for said purchase price. Upon drawdown by the Company in accordance with
          Article III of this Agreement, the purchase price attributable to such drawdown will be payable by personal or business check, wire transfer of immediately available funds or money order made payable to "Nephros, Inc." The certificates representing the Securities will be delivered by the Company to the Subscriber within ten (10) business days following the receipt of Subscriber's payment of the applicable drawdown amount.

     2 The Subscriber recognizes that the purchase of the Preferred Stock involves a high degree of risk in that, among other things, (i) the Company is a development stage business with no operating history and requires substantial funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Preferred Stock;
          (iii) the Subscriber may not be able to liquidate the Subscriber's investment; (iv) transferability of the Securities is extremely limited and (v) in the event of a disposition, the Subscriber could sustain the loss of the Subscriber's entire investment.

     3 The Subscriber represents that the Subscriber is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act

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          of 1933, as amended (the "Act"), as indicated by his responses to the questions contained in Article VI hereof, and that the Subscriber is able to bear the economic risk of an investment in the Preferred Stock. The Subscriber covenants to notify the Company at any time prior to the second drawdown (as defined in Article 3) if it is no longer an "accredited investor."

     4 The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in non-listed and unregistered securities, or, to the extent necessary, the Subscriber has employed at its own expense and relied upon the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Preferred Stock and to evaluate the investment, tax and legal merits and the consequences and risks of such an investment on the Subscriber's behalf; (ii) the Subscriber recognizes the highly speculative nature of this investment, and (iii) the Subscriber is able to bear the economic risk which the Subscriber hereby assumes.

     5 The Subscriber hereby acknowledges receipt and careful review of the Confidential Term Sheet dated July 15, 1997 and the attachments and exhibits thereto, all of which constitute an integral part thereof (the "Term Sheet"). The Subscriber further represents that it has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering and has received any additional information which the Subscriber has requested.

     6 (a) The Subscriber has relied solely upon the information provided by the Company in the Term Sheet in making the decision to invest in the Preferred Stock and the Subscriber covenants that no person other than the Company has supplied the Subscriber with any information relating to an investment in the Preferred Stock.

          (b) The Subscriber covenants that no Preferred Stock was offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit or generally available, or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

     7 The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Securities unless they are registered under the Act or unless an exemption from

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          such registration is available and until such Subscriber complies with the transfer restrictions set forth in herein.

     8 The Subscriber understands that the Securities have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber's investment intention. In connection herewith, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, was not formed for the purpose of purchasing the Securities. The Subscriber understands that Rule 144 promulgated under the Act requires, among other conditions, a one (1) year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.

     9 Other than as set forth in Article IV hereof, the Subscriber understands and hereby acknowledges that the Company is under no obligation to register the shares of common stock (the "Common Stock") underlying the Preferred Stock under the Act or any state securities or "blue sky" laws. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, the "Securities Laws").

     10 The Subscriber agrees to hold the Company and its directors, officers, employees, controlling persons and agents and each of their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained in this Agreement (including the Confidential Investor Questionnaire contained in Article VI herein) or any sale or distribution by the Subscriber in violation of the Securities Laws.

     11 The Subscriber consents to the placement of a legend on any certificate, or other document evidencing the Securities, that such Securities have not been registered under the Securities Laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities.

     12 The Subscriber understands that the Company will review this Agreement and the Company is hereby given authority by the Subscriber to call the Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject all or a portion of any subscription, to accept subscriptions for lesser amounts than subscribed for and to close the Offering to the Subscriber at any

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          time. In addition, the Subscriber understands and agrees that the during the Drawdown Period (as hereinafter defined), the Subscriber shall have no rights in or to purchase Securities and the Company, in its sole discretion, shall have the right to drawdown in whole or in part or to cancel any subscription.

     13 The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber on the signature page hereof is the Subscriber's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

     14 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Preferred Stock. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

     15 If the Subscriber is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

     16 The Subscriber acknowledges that if the Subscriber is a Registered Representative of a National Association of Securities Dealers, Inc. ("NASD") member firm, the Subscriber must give such firm the notice required by the Rules of Fair Practice promulgated by the NASD, receipt of which must be acknowledged by such firm in Article 6.4 below.

II   REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

     The Company hereby represents and warrants to the Subscriber that:

     1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in the Term Sheet.

     2 Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as follows: 30,000,000 authorized shares of Common Stock, of which 5,500,000 shares are currently issued and outstanding and 5,000,000 authorized shares of Preferred Stock of which none are currently issued or outstanding. All issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. The Preferred Stock has been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable. Except as set forth in the Term Sheet, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in this

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          Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of the Securities pursuant to the Company's Certificate of Incorporation, Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

     3 Authorization; Enforceability. This Agreement has been duly and validly authorized by the Company and is enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Company has full power and lawful authority to authorize, issue and sell the Preferred Stock to be sold by it hereunder on the terns and conditions set forth herein.

     4 Reservation of Common Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock and all shares of Preferred Stock that may be issued upon drawdown of subscriptions by the Company.

     5 Certificate of Designations of Series A Preferred Stock. The Series A Preferred Stock has the rights, preferences and privileges substantially as set forth in the Form of Certificate of Designations attached as Exhibit B to the Term Sheet with the conversion ratio as set forth therein.

     6    No Conflict; Governmental Consents.

          (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or Bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

          (b) No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the

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               authorization, issue and sale of the Securities, except such filings as may be required to be made with, the Securities and Exchange Commission (the "SEC"), any state or foreign "blue sky" or securities regulatory authority.

     7 Licenses. Except as set forth herein, the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith.

     8 Litigation. The Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition or operations of the Company.

     9 Representations and Warranties Correct. The representations and warranties made by the Company in Article II hereof shall be true and correct in all material respects when made, and except for Article 2.2, shall be true and correct in all material respects on the date of each drawdown with the same force and effect as if they had been made on and as of such date.

III  TERMS OF SUBSCRIPTION

     1 There will be no minimum commitment amount required for the closing of this Offering. Accordingly, the Company may drawdown on subscriptions, subject to Article 3.2, immediately following receipt of such subscriptions without regard to the aggregate number of shares of Preferred Stock subscribed for in the Offering.

     2 The Company shall be permitted to drawdown up to fifty percent (50%) of each investors subscription immediately upon acceptance by the Company of such subscription and shall be permitted to drawdown the remaining fifty percent (50%) of each investors subscription on or after the date which is one (1) year from the date of acceptance of subscriptions pursuant to this Offering. The Company shall send a notice (the "Drawdown Notice") to each Subscriber specifying the drawdown amount. The Subscriber shall be required to fund the amount specified in the Drawdown Notice within ten (10) business days of receipt by the Subscriber of such notice. Any amount of this subscription not drawn down upon shall expire on the date which is three (3) years from the date of this Agreement (the "Drawdown Period").

IV   REGISTRATION RIGHTS

     1    Registration Rights. The Company covenants and agrees as follows:

     2    Definitions. For purposes of this Article IV:

          (a)  The term "Act" means the Securities Act of 1933, as amended.

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          (b)  The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof.

          (c) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

          (d) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or order of effectiveness of such registration statement or document.

          (e) The term "Registrable Securities" shall mean (i) the shares of Common Stock issuable upon the conversion of the Preferred Stock,
               (ii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Preferred Stock; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the Commission, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or
               (C) are held by a Holder or a permitted transferee of a Holder.

     3 "Piggy-back" Registration Rights. If (but without any obligation to do so), at any time after the initial public offering (the "IPO") of the Company's Common Stock, the Company proposes to register any of its stock or other equity securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within ten
          (10) days after mailing of such notice by the Company in accordance with Article 4.1, the Company shall, on up to two (2) occasions and subject to the limitations set forth in this Agreement (including the provisions of Article 4.8), include in the Company's registration statement under the Act all of the Registrable Securities that each such Holder has requested to be registered; provided, however, that nothing in this Article 4.3 shall prevent the Company from at any time abandoning or delaying any such registration without obligation to any Holder.

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     4    Obligations of the Company. Whenever required under this Article IV to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

          (a) Use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that such 120-day period shall be extended for a period of time equal to the period that the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company, and provided further that if applicable rules under the Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment which (x) includes any prospectus required by Section 10(a)(3) of the Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (x) and (y) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder

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               participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

          (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     5 Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Article IV with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

     6 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Article 4.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities; provided, however, that the Company shall not bear the cost of any professional fees or costs of accounting, financial or legal advisors to any of the Holders. Notwithstanding the foregoing, each Holder shall pay all registration expenses which such Holder is required to pay under applicable law.

     7 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Article 4.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering

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          exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

     8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article IV.

     9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Article IV:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement

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               contained in this Article 4.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information famished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Article 4.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
               Article 4.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Article 4.9(b) exceed the gross proceeds from the offering received by such Holder.

          (c)  Promptly after receipt by an indemnified party under this Article
               4.9 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article 4.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid

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

               by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Article 4.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Article 4.9.

          (d) If the indemnification provided for in this Article 4.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company and Holders under this Article 4.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article IV, and otherwise.

     10 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety
               (90) days after the effective date of the registration statement filed in connection with an IPO by the Company;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     11 Lock-Up Provision. In connection with the IPO, the Holder hereby agrees to be subject to a lock-up for a period of one hundred eighty
          (180) days following the IPO or such longer period as may be required by the underwriter or underwriters of such IPO. In connection with any subsequent public offering of the Company's securities, the Holder hereby agrees to be subject to a lock-up for a period of sixty (60) days or such longer period following such public offering as required by the underwriter or underwriters of such public offering. During such periods, the Holder agrees not to directly or indirectly sell, offer to sell, contract to sell, including, without limitation, "short" or "short against the box" (as those terms are generally understood), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period. This Article 4.11 shall be binding upon any transferee of the Securities.

          In order to enforce the foregoing covenant, the Company may impose stock-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          Notwithstanding the foregoing, the obligation described in this
          Article 4.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

     12 Termination of Registration Rights. In addition, the right of any Holder to request inclusion in any registration pursuant to Article
          4.3 shall terminate if all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144 or Rule 701 during any 90-day period; provided, however, that the provisions of this
          Article 4.12 shall not apply to any Holder who owns more than two percent

          (2%) of the Company's outstanding stock until such time as such Holder owns less than two percent (2%) of the outstanding stock of the Company.

V    MISCELLANEOUS

     1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by (a) telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received); or
          (b) registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to Nephros, Inc., c/o 787 Seventh Avenue, New York, New York, 10019,
          Attn: Michael S. Weiss, or such other office designated by the Corporation, and to the Subscriber at his address indicated on the signature page of this Agreement. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

     2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

     3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Preferred Stock as herein provided; subject, however, to the right hereby reserved to the Company to reject or decrease any subscription, enter into the same agreements with other subscribers and to add and/or delete other Persons as subscribers.

     5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     6 In order to discourage frivolous claims, the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

     7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

     8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

     9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     11 (a) The Subscriber agrees not to issue any public statement with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between it and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

          (b) The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name (but not the address) of the Subscriber in registration materials filed with the SEC.

     12 The Subscriber represents and warrants that it has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

     13 Nothing in this Agreement shall create or be deemed to create any rights in any Person not a party to this Agreement, except for the holders of Registrable Securities.

VI   CONFIDENTIAL INVESTOR QUESTIONNAIRE

          6.1 The Subscriber represents and warrants that the Subscriber comes within one category marked below, and that for any category marked, the Subscriber has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS Article WILL BE KEPT STRICTLY CONFIDENTIAL. The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A |_|   The Subscriber is an individual (not a partnership,
                 corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                      Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B |_|   The Subscriber is an individual (not a partnership,
                 corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C |_|   The Subscriber is a director or executive officer of the
                 Company which is issuing and selling the Preferred Stock.

Category D |_|   The Subscriber is a bank; a savings and loan association,
                 insurance company, registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

                           --------------------------

                           --------------------------
                                (describe entity)

Category E |_|   The Subscriber is a private business development company as defined in Article 202(a)(22) of the Investment Advisors Act of 1940.

                           --------------------------

                           --------------------------
                                (describe entity)

Category F |_|   The Subscriber is a corporation, partnership, Massachusetts business trust, or a non-profit organization within the meaning of Article 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Preferred
                 Stock and with total assets in excess of $5,000,000.

                           --------------------------

                           --------------------------
                                (describe entity)

Category G |_|   The Subscriber is a trust with total assets in excess of
                 $5,000,000, not formed for the specific purpose of acquiring the Preferred Stock, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii).

Category H |_|   The Subscriber is an entity all the equity owners of which are
                 "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

                           --------------------------

                           --------------------------
                                (describe entity)

Category I |_|   The Subscriber is not within any of the categories above and is therefore not an accredited investor.

          6.2 SUITABILITY (please answer each question)

          (a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          (b) For an individual Subscriber, please describe any college or graduate degrees held by you.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          (c) For all Subscribers, please list types of prior investments:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          (d) For all Subscribers, please state whether you have participated in other private placements before:

                                YES |_|   NO |_|

          (e) For all Subscribers, please indicate frequency of such prior participation in private placements of:

                     Public
                    Companies   Companies   Biotechnology Companies

     Frequently        |_|         |_|               |_|

     Occasionally      |_|         |_|               |_|

     Never             |_|         |_|               |_|

          (f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

                                YES |_|   NO |_|

          (g) For individual Subscribers, do you expect your total net worth to significantly decrease in the foreseeable future:

                                YES |_|   NO |_|

          (h) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                                YES |_|   NO |_|

          (i) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                                YES |_|   NO |_|

          (j) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                                YES |_|   NO |_|

          (k) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                                YES |_|   NO |_|

          6.3 MANNER IN WHICH TITLE TO BE HELD (circle one)

               (a)  Individual Ownership

               (b)  Community Property

               (c) Joint Tenant with Right of Survivorship (both parties must sign)

               (d)  Partnership*

               (e)  Tenants in Common

               (f)  Corporation*

               (g)  Trust*

               (h)  Other

          *If Preferred Stock is being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

          6.4 NASD Affiliation

Is the Subscriber affiliated or associated with an NASD member firm (please check one):

YES |_|   NO |_|

If Yes, please describe:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The Subscriber NASD member firm acknowledges receipt of the notice required by
Article 3, Articles 28(a) and (b) of the Rules of Fair Practice.

-----------------------------------
Name of NASD Member Firm


By:
   --------------------------------
           Authorized Officer

Date:
     ------------------------------

          6.5 REPRESENTATIONS AND WARRANTIES

               The Subscriber hereby represents and warrants to the Company as follows:

               The Subscriber has been informed of the significance to the Company of the foregoing representations and answers contained in this Confidential Investor Questionnaire and this Agreement.

               The answers to the foregoing questions are true, complete and correct and have been provided with the understanding that the Company will rely upon them for all purposes, including but not limited to the purpose of determining whether the offering in which the Subscriber proposes to participate is exempt from registration under federal and state securities laws.

               The Subscriber will notify the Company immediately, at any time on or prior to the Final Closing Date, in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

               The Subscriber is able to bear the economic risk of the investment and, at the present time, can afford a complete loss of such investment.

                                                   [Signature Page]
NUMBER OF SHARES          X $1.25 = $        (the "Purchase Price")
                 --------            -------


---------------------------------------   --------------------------------------
Signature                                 Signature (if purchasing jointly)

---------------------------------------   --------------------------------------
Name Typed or Printed                     Name Typed or Printed

---------------------------------------   --------------------------------------
Address                                   Address

---------------------------------------   --------------------------------------
City, State and Zip Code                  City, State and Zip Code

---------------------------------------   --------------------------------------
Telephone -- Business                     Telephone -- Business

---------------------------------------   --------------------------------------
Telephone -- Residence                    Telephone -- Residence

---------------------------------------   --------------------------------------
Telephone -- Business                     Telephone -- Business

---------------------------------------   --------------------------------------
Telephone -- Residence                    Telephone -- Residence

---------------------------------------   --------------------------------------
Tax ID# or Social Security #              Tax ID or Social Security #

Name in which Securities should be issued :
                                           -------------------------------------

Dated:                    , 1997.
       -------------------

     This Subscription Agreement is agreed to and accepted as of   , 1997.
                                                                 --

                                          NEPHROS, Inc.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                            CERTIFICATE OF SIGNATORY

                     (To be completed if Preferred Stock is
                       being subscribed for by an entity)

          I,                                 , am the                      of
             -------------------------------          --------------------
                                                                 (the "Entity").
----------------------------------------------------------------

          I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Preferred Stock, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

          IN WITNESS WHEREOF, I have set my hand this                     day of
                                                      -------------------
      ,      .
------  -----


                                                  ------------------------------
                                                            (Signature)